EXHIBIT 10.2


                           THE SPORTS AUTHORITY, INC.
                   1996 STOCK OPTION AND RESTRICTED STOCK PLAN

                            (AS AMENDED MAY 29, 1997)

                  1. PURPOSE. The Sports Authority, Inc. 1996 Stock Option and Restricted Stock Plan (the "Plan") is intended (i) to attract and retain officers and other key employees of The Sports Authority, Inc. (the "Company") and its "Subsidiaries" (business entities which have a majority of their equity interests owned directly or indirectly by the Company); (ii) to increase the proprietary interest in the Company of such persons by providing further opportunity for ownership of the Company's common shares, $.01 par value (the "Shares"); and (iii) to increase the incentives to such persons to contribute to the success of the Company's business.

                  2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Board") consisting of not less than two directors of the Company appointed by the Board (the "Committee"). Members of the Committee shall be appointed by and serve at the pleasure of the Board. No person may be a member of the Committee if he or she would fail to be (i) a "Non-Employee Director " under Rule 16b-3, as amended from time to time ("Rule 16b-3"), under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act") or (ii) an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and the regulations promulgated thereunder.

                  The Committee shall have sole discretion and authority to construe and interpret the Plan, to make factual determinations and to establish and amend rules for the administration of the Plan. The Committee shall have no obligation to treat persons uniformly, except to the extent otherwise specifically provided in the Plan. All actions by the Committee may be taken in its sole discretion and shall be conclusive and binding on all parties.

                  3. SHARES. The number of Shares reserved for the grants under the Plan shall be 1,500,000, of which 1,300,000 Shares shall be reserved for grants of options and of which 200,000 Shares shall be reserved for the grant of restricted Shares under the Plan. The number of Shares on which options may be granted to any one person under the Plan shall not exceed 200,000 and the number of restricted Shares which may be granted to any one person under the Plan shall not exceed 80,000. Shares to be issued under the Plan may be either authorized and unissued shares or issued shares which shall have been reacquired by the Company. In the event that any outstanding option or grant of restricted Shares, or portion thereof, expires or is

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cancelled, surrendered or terminated for any reason, the Shares allocable to the unexercised portion of such option or the unvested portion of such grant of restricted Shares may again be subjected to a grant or be issued under the Plan.

                  4. GRANT OF OPTIONS.

                  (a) GENERAL POWERS OF COMMITTEE. The Committee may grant options to purchase Shares to officers and other key employees of the Company or its Subsidiaries, including directors who are full-time employees, if any. The Committee shall have sole discretion, in accordance with the provisions of the Plan, to determine to whom an option is granted, the number of Shares optioned and the terms and conditions of the option, and shall have the authority to accelerate the vesting or exercisability of any option. In making such determinations, the Committee may consider the position and responsibilities of the employee, the nature and value to the Company of his or her services and accomplishments, his or her present and potential contribution to the success of the Company, and such other factors as the Committee may deem relevant, but shall not be required to treat employees uniformly.

                  (b) TYPES OF OPTIONS. Each option granted under the Plan shall be a non-qualified stock option (a "Non-Qualified" option) unless it is specifically designated by the Committee at the time of grant as an incentive stock option (an "Incentive" option). An Incentive option is intended to meet the requirements of Section 422 of the Code. The aggregate Fair Market Value (determined at the time the option is granted) of the Shares as to which Incentive options are exercisable for the first time by the optionee during any calendar year under the Plan and any other stock option plan of the Company year shall not exceed $100,000 (as determined in accordance with the rules set forth in Section 422 of the Code).

                  (c) OPTIONS GRANTED IN LIEU OF BONUSES. Pursuant to its powers under Section 4(a), the Committee may grant Non-Qualified options to those employees otherwise eligible to receive them wholly or partially in lieu of bonuses under any annual bonus plan of the Company to which such employees might otherwise be entitled. The Committee shall have sole discretion to determine the method of valuing options and bonuses for this purpose, and shall be entitled to grant options of equal, greater or lesser value, as so determined, than the bonuses such options would replace. The Committee shall have sole discretion to vary such valuation methods among individual optionees and from one grant to the next.

                  (d) GENERAL PROVISIONS. Options granted under the Plan shall be subject to and governed by the provisions of the Plan, including the terms and conditions set forth in this Section 4 and Section 5 hereof and by such other terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee. The date on which an option shall be granted shall be the date that the optionee, the number of Shares optioned and the terms and conditions of the option

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are determined by the Committee, or as otherwise specified by the Committee.
Each option shall be evidenced by a Share Option Agreement in such form as the Committee may from time to time approve.

                  5. TERMS AND CONDITIONS OF OPTIONS.

                  (a) OPTION PRICE. The option price of each option granted under the Plan shall not be less than the Fair Market Value of a Share on the date of grant of such option, except that options granted under Section 4(c) in lieu of a bonus may be granted at a price not less than 80% of the Fair Market Value of a Share on the date of grant of such option. Fair Market Value of a Share for purposes of the Plan shall be deemed to be the closing price on the New York Stock Exchange Composite Transactions Tape (or its equivalent if the Shares are not traded on the New York Stock Exchange) of a Share for the trading day immediately prior to the relevant valuation date.

                  (b) PERIOD OF OPTION, VESTING AND WHEN EXERCISABLE.

                  (i) An option granted under the Plan may not be exercised after the earlier of (A) the date specified by the Committee, which shall be a maximum of ten years from date of grant, or (B) the applicable time limit specified in paragraph (iii) of this Section 5(b). Any option not exercised within the aforementioned time period shall automatically terminate at the expiration of such period.

                  (ii) The time or times during which options may become nonforfeitable ("vest") or become exercisable and any conditions pertaining to the vesting or exercisability thereof, shall be determined by the Committee at the time of grant; provided that, except as set forth below, no option shall be exercisable, and no option which is not granted in lieu of a bonus shall vest, until the optionee shall have completed one year as an employee of the Company or its Subsidiaries after the date of grant. Notwithstanding this limitation, vesting and exercisability shall be accelerated if termination of employment of the optionee results from death or total and permanent disability, or if termination of employment of the optionee occurs at or after age 65 and the optionee has ten or more years of full-time service with the Company or a Subsidiary, or in the event of a Change in Control of the Company, or if and to the extent the Committee may so determine in its sole discretion. A Change in Control shall be deemed to have occurred if:

                                     (a) the "beneficial ownership" (as defined
         in Rule l3d-3 under the Exchange Act) of securities representing more than 20% of the combined voting power of the Company is acquired by any "person" as defined in section 13(d) or section 14(d) of the Exchange Act (other than the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), or

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                                     (b) the stockholders of the Company approve
         a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

                                     (c) during any period of three consecutive
         years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period).

                  (iii) An option may be exercised by an optionee only while such optionee is in the employ of the Company or a Subsidiary or within three months thereafter, or such longer period as the Committee may determine in its sole discretion, and only if any limitation upon the vesting of and the right to exercise such option under Section 5(b)(ii) has been removed or has expired prior to termination of employment and exercise is not otherwise precluded hereunder; provided that, (i) if at the date of termination of employment, the optionee has ten or more years of full-time service with the Company or a Subsidiary or if termination of employment results from death or total and permanent disability, such three month period shall be extended to three years, and (ii) for then-vested options granted in lieu of bonuses, such three month period shall be extended to three months after the date such options were scheduled to first become exercisable. Employment with a Subsidiary shall be deemed terminated on the date a former Subsidiary ceases to be a Subsidiary of the Company.

                  (iv) In the event of the disability of an optionee, an option which is otherwise exercisable may be exercised by the optionee's legal representative or guardian. In the event of the death of an optionee, either before or after termination of employment, an option which is otherwise exercisable may be exercised by the person or persons whom the optionee shall have designated in writing on forms prescribed by and filed with the Committee ("Beneficiaries"), or, if no such designation has been made, by the person or persons to whom the optionee's rights shall have passed by will or the laws of descent and distribution ("Successor(s)"). The Committee may require an indemnity and/or such evidence or other assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, Beneficiary or Successor.

                  (c)  EXERCISE AND PAYMENT.

                  (i) Subject to the provisions of Section 5(b), an option may be exercised by notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Payment for the number of Shares purchased upon the exercise of an option shall be made in full at the price provided for in the applicable Share Option Agreement. Such purchase

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price shall be paid by the delivery to the Company of cash (including check or similar draft) in United States dollars or whole Shares (subject to any restrictions the Committee may impose), or a combination thereof. Shares used in payment of the purchase price shall be valued at their Fair Market Value as of the date notice of exercise is received by the Company. Any Shares delivered to the Company shall be in such form as is acceptable to the Company.

                  (ii) The Company may defer making delivery of Shares under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to exercise of the option. The Committee may, in its sole discretion, permit an optionee to elect, in such form and at such time as the Committee may prescribe, to pay all or a portion of all taxes arising in connection with the exercise of an option by electing to (a) have the Company withhold whole Shares, or (b) deliver other whole Shares previously owned by the optionee having a Fair Market Value not greater than the amount to be withheld; provided that the amount to be withheld shall not exceed the total Federal, State and local tax withholding obligations associated with the transaction.

                  (d) TERMINATION OF OPTION BY OPTIONEE. An optionee may at any time elect, in a written notice filed with the Committee, to terminate a Non-Qualified option with respect to any number of shares as to which such option shall not have been exercised.

                  (e) NONTRANSFERABILITY. No option or any rights with respect thereto shall be subject to any debts or liabilities of an optionee, nor be assignable or transferable except by will or the laws of descent and distribution; provided that Non-qualified options and related rights may be transferred to one or more transferees during the optionee's lifetime, and such transferees may exercise rights thereunder in accordance with the terms hereof, but only if and to the extent then permissible without the loss of the exemption under Rule 16b-3 and otherwise permitted by the Committee.

                  (f) RIGHTS AS A STOCKHOLDER. An optionee shall have no rights as a record holder with respect to Shares covered by his or her option until the date of issuance to him or her of a certificate evidencing such Shares after the exercise of such option and payment in full of the purchase price. No adjustment will be made for cash dividends for which the record date is prior to the date such certificate is issued.

                  6. GRANT OF RESTRICTED SHARES

                  (a) GENERAL POWERS OF COMMITTEE. The Committee may grant restricted Shares to officers and other key employees of the Company or its Subsidiaries, including directors who are full-time employees, if any. The Committee shall have sole discretion, in accordance with the provisions of the Plan, to determine to whom restricted Shares are granted, the number of

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restricted Shares, the nature and duration of restrictions, and the terms and conditions of each grant. In making such determinations, the Committee may consider the position and responsibilities of the employee, the nature and value to the Company of his or her services and accomplishments, his or her present and potential contribution to the success of the Company, and such other factors as the Committee may deem relevant, but shall not be required to treat employees uniformly.

                  (b) GENERAL PROVISIONS. Restricted Shares granted under the Plan shall be subject to and governed by the provisions of the Plan and by the terms and conditions set forth in this Section 6 and by such other terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee. The date on which restricted Shares shall be granted shall be the date that the grantee, the number of Shares granted and the terms and conditions of the grant are determined by the Committee, or as otherwise specified by the Committee. Each grant of restricted Shares shall be evidenced by a Restricted Share Agreement in such form as the Committee may from time to time approve.

                  (c) RESTRICTIONS; RESTRICTED PERIOD.

                  (i) The Committee shall determine for each grant of restricted Shares the period during which transferability shall be restricted and any conditions which must be met during or at the expiration of such period for the grant to become vested (the "Restricted Period"). In no event shall the Restricted Period be less than six months after the date of grant. If any condition contained in a grant of restricted Shares is not met within the period of time it is required to be met, the grant shall be forfeited.

                  (ii) The conditions which must be met for a grant of restricted Shares to become vested may include performance goals of whatever type or nature as the Committee may determine, to be met by the grantee, the Company, or any portion of the Company. Any such performance goal may be waived in whole or in part at any time by the Committee, in its sole discretion.

                  (iii) The conditions which must be met for a grant of restricted Shares to become vested shall include the grantee's continued employment by the Company or its Subsidiaries during the Restricted Period. This condition shall be deemed satisfied and the Restricted Period shall be deemed completed (subject to the satisfaction or waiver by the Committee of any performance goals described in subsection (ii) above) if termination of employment of the grantee results from death or total and permanent disability, or if termination of employment of the grantee occurs at or after age 65 and the grantee has ten or more years of full-time service with the Company or a Subsidiary, or in the event of a Change in Control of the Company, or if and to the extent the Committee may so determine in its sole discretion.

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                  (d) MANNER OF HOLDING AND DELIVERING CERTIFICATES FOR
RESTRICTED SHARES. Each certificate issued for restricted Shares shall be registered in the name of the grantee and deposited with the Company or its designee in an escrow account, accompanied by a stock power executed in blank by the grantee covering the restricted Shares. At the end of the Restricted Period, certificates representing the number of Shares to which the grantee is then entitled shall be released from escrow and delivered to the grantee free and clear of all restrictions. The Company may defer delivering such Shares until satisfactory arrangements have been made for the payment of any tax attributable to the vesting of such Shares. The Committee may, in its sole discretion, permit a grantee to elect, in such form and at such time as the Committee may prescribe, to pay all or a portion of all taxes arising from the vesting of such Shares by electing to have the Company withhold whole Shares; provided that the amount to be withheld shall not exceed the total Federal, State and local tax withholding obligations associated with the transaction.

                  (e) NONTRANSFERABILITY. No restricted Share granted or held under the Plan shall be subject to any debts or liabilities of a grantee, nor be assignable or transferable except by will or the laws of descent and distribution.

                  (f) RIGHTS AS A STOCKHOLDER. Except for the restrictions and limitations described in the Plan, a grantee holding restricted Shares shall have all of the rights of a record holder of the Shares, including the right to receive dividends paid on those Shares and the right to vote them at meetings of stockholders of the Company.

                  7. LIMITATIONS ON RIGHTS OF OPTIONEES AND GRANTEES.

                  (a) EMPLOYMENT. No provision of the Plan, nor any term or condition of any grant of an option or restricted Shares, nor any action taken by the Committee, the Company or a Subsidiary pursuant to the Plan, shall give or be construed as giving an optionee or grantee any right to be retained in the employ of the Company or of any Subsidiary, or affect or limit in any way the right of the Company or any Subsidiary to terminate the employment of any optionee or grantee.

                  (b) CONDITIONS. Notwithstanding anything contained herein to the contrary, all rights with respect to all options or restricted Shares are subject to the conditions that the optionee or grantee not engage or have engaged in fraud, embezzlement, defalcation, gross negligence in the performance or nonperformance of the optionee's or grantee's duties (other than as a result of total and permanent disability) or material failure or refusal to perform the optionee's or grantee's duties at any time while in the employ of the Company or a Subsidiary, and all rights with respect to all options are subject to the conditions that the optionee not engage or have engaged in activity directly or indirectly in competition with any business of the Company or a Subsidiary, or in other

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conduct inimical to the best interests of the Company or a Subsidiary, following the optionee's termination of employment. If it is determined by the Committee that there has been a failure of any such condition, all options and all rights with respect to all options granted to such optionee and all rights with respect to restricted Shares which shall not have then vested shall immediately terminate and be null and void.

                  8. ADJUSTMENTS. If there is any change in the number or class of Shares through the declaration of Share dividends, or recapitalization, or combinations or exchanges of such Shares or similar corporate transactions, or if the Committee otherwise determines that, as a result of a corporate transaction involving a change in the Company's capitalization, it is appropriate to effect the adjustments described in this section, the aggregate number or class of Shares on which options or restricted Shares may be granted or which may be issued under the Plan, the per-person limits on grants, the number or class of Shares covered by each outstanding option and restricted Share grant, and the price per Share in each option, shall all be appropriately adjusted by the Committee; provided that any fractional Shares resulting from such adjustment shall be eliminated. If a new option is substituted for the option granted hereunder, or an assumption of the option granted hereunder is made, by reason of a corporate merger, consolidation, acquisition of property or stock, split-up, reorganization or liquidation (and each option outstanding under the Plan shall be substituted for or assumed by the surviving corporation in any such transaction, if the Company is not the surviving corporation), the option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the option would have been entitled.

                  9. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Shares pursuant to options granted under the Plan will be used for general corporate purposes.

                  10. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on March 28, 1996, subject to approval by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote at the 1996 annual meeting of stockholders of the Company, and any grants made prior to stockholder approval of the Plan shall be subject to such approval. The term during which options and restricted Shares may be granted under the Plan shall expire on March 28, 2006. The term of options granted and grants of restricted Shares made prior thereto, however, may extend beyond such date and the provisions of the Plan shall continue to apply thereto.

                  11. AMENDMENTS. The Board may from time to time alter, amend, suspend or discontinue the Plan; provided that no amendment which requires stockholder approval in order for the exemptions available under Rule l6b-3 or
Section 162(m) of the Code to be applicable to

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the Plan shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon.

                  The Plan, each option under the Plan and the grant and exercise thereof, each grant of restricted Shares under the Plan, and the obligation of the Company to sell and issue shares under the Plan shall be subject to all applicable laws, rules, regulations and governmental, stock exchange and stockholder approvals, and the Committee may make such amendment or modification thereto as it shall deem necessary to comply with any such laws, rules and regulations or to obtain any such approvals.

                  12. SEVERABILITY. If any provision of the Plan, any term or condition of any option or restricted Share granted or Shares Option Agreement or Restricted Share Agreement or form executed or to be executed thereunder or any application thereof to any person or circumstance is invalid or would result in an Incentive option failing to meet the requirements of Section 422 of the Code, such provision, term, condition or application shall to that extent be void (or, in the sole discretion of the Committee, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provision, term or condition is severable.

                  13. GOVERNING LAW. The Plan shall be applied and construed in accordance with and governed by the laws of the State of Delaware without regard to the conflict of laws principles thereof and applicable Federal law.

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